EX-32.1

32.1 Certification of the Chief Executive Officer of Stallion Synergies, Inc pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Stallion Synergies, Inc (the “Company”) for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned Long Nguyen, Chief Executive Officer of Stallion Synergies, Inc, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2014

/s/ Long Nguyen
Long Nguyen
Chief Executive Officer